Operating Loss	12 Months Ended
Dec. 31, 2021
Operating Loss [Abstract]
OPERATING LOSS

5. OPERATING LOSS

The Group’s operating losses are stated after charging the following:

	Year Ended December 31,
	2021 $’000	2020 $’000	2019 $’000
License fee	(1,047)	706	553
Realization bonus	855	13,503	-
Foreign exchange gain related to the realization bonus	-	(289)	-
Depreciation of Property, Plant and Equipment	8	5	5
Depreciation (Right-of-use asset)	133	86	245
Foreign exchange (gain)/losses	(1,899)	239	165

License fees relating to 2019 and 2020 were waived in the current year as a result of negotiations by the Group.

A realization bonus of $13.5 million became payable during the year ended December 31, 2020 to the chairman of the board. This became payable upon the Company raising funds in excess of $28m (£20m), which it successfully raised in August 2020. As the bonus was not settled until November 2021, interest of $0.9m was accrued on the amount due in the year to December 31, 2021.